Exhibit 1

JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

Dated: June 13, 2012

PORTUGAL TELECOM, SGPS, S.A.

	By:	/s/ Zeinal Bava
		Name:	Zeinal Bava
		Title:	Chief Executive Officer

	By:	/s/ Luis Pacheco de Melo
		Name:	Luis Pacheco de Melo
		Title:	Chief Financial Officer

PT PORTUGAL, SGPS, S.A.

	By:	/s/ Zeinal Bava
		Name:	Zeinal Bava
		Title:	Chairman of the Board of Directors

	By:	/s/ Francisco Silva Nunes
		Name:	Francisco Silva Nunes
		Title:	Executive Member of the Board of Directors

PT COMUNICAÇÕES, S.A.

	By:	/s/ Zeinal Bava
		Name:	Zeinal Bava
		Title:	Chairman of the Board of Directors

	By:	/s/ Francisco Silva Nunes
		Name:	Francisco Silva Nunes
		Title:	Executive Member of the Board of Directors

TMN — TELECOMUNICAÇÕES MÓVEIS NACIONAIS S.A.

By:	/s/ Zeinal Bava
	Name:	Zeinal Bava
	Title:	Chairman of the Board of Directors

By:	/s/ Francisco Silva Nunes
	Name:	Francisco Silva Nunes
	Title:	Executive Member of the Board of Directors

PT MÓVEIS, SGPS, S.A.

By:	/s/ Zeinal Bava
	Name:	Zeinal Bava
	Title:	Chairman of the Board of Directors

By:	/s/ Luis Pacheco de Melo
	Name:	Luis Pacheco de Melo
	Title:	Executive Member of the Board of Directors

BRATEL B.V.

By:	/s/ C.C. van den Broek
	Name:	C.C. van den Broek
	Title:	Director B

BRATEL BRASIL S.A.

By:	/s/ Pedro Guterres
	Name:	Pedro Guterres
	Title:	Director

By:	/s/ Anna Laura Baraf Svartman
	Name:	Anna Laura Baraf Svartman
	Title:	Director